UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                              *****

                            FORM 8-K

                         CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):   June 26, 2003


                        Crompton Corporation
         (Exact Name of Registrant as Specified in its Charter)


     Delaware            0-30270           52-2183153
(State or other        (Commission       (IRS Employer
 Jurisdiction          File Number)      Identification
of Incorporation)                           Number)


     199 Benson Road, Middlebury, Connecticut     06749
     (Address of Principal Executive Offices)   (Zip Code)


                         (203) 573-2000
    (Registrant's Telephone Number, Including Area Code)








Item 5.  Other Events and Regulation FD Disclosure

     Crompton Corporation announced today that it has entered into amendments of its five-year domestic credit facility as well as its Euribor loan (55 million Euro) to provide additional short-term flexibility pending the closing of its previously announced transaction with General Electric Company. On June 19, 2003, Crompton announced the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act with respect to the transaction. The transaction is still subject to contractual conditions and other regulatory clearances and is expected to close in the third quarter.

     The amendment of the five-year domestic credit facility modifies the leverage ratio covenant. In addition, Crompton will reduce the total amount available under the credit facility from $400 million to $300 million upon closing of the transaction with General Electric. The amendment to the Euribor loan extends the maturity date from July 7, 2003 to September 30, 2003.

     A copy of the amendment to the five-year domestic credit facility and a press release describing the amendments are attached as exhibits hereto and are incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

          *         *    *

     (c)  Exhibits.

          Exhibit Number        Exhibit Description

             99.1             Press Release, dated
                              June 26, 2003

             99.2             Fourth Amendment dated as of
                              June 20, 2003 to the Five-Year
                              Credit Agreement dated as of
                              October 28, 1999, by and among the
                              Registrant, certain subsidiaries of
                              the Registrant, various banks,
                              JPMorgan Chase Bank (formerly known
                              as The Chase Manhattan Bank), as
                              Syndication Agent, Citicorp USA,
                              Inc. (as successor to Citibank,
                              N.A. in its capacity as
                              Administrative Agent), as
                              Administrative Agent, and Bank of
                              America, N.A. and Deutsche Bank
                              Securities Inc. (formerly known as
                              Deutsche Bank Alex Brown Inc.) as
                              Co-Documentation Agents.



                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                   Crompton Corporation
                                        (Registrant)

                                   By:      /s/Barry J. Shainman
                                   Name:       Barry J. Shainman
                                   Title:      Secretary
Date:     June 26, 2003









Exhibit Index

     Exhibit Number             Exhibit Description

            99.1              Press Release, dated June 26, 2003

            99.2 Fourth Amendment dated as of June 20, 2003 to the Five-Year Credit Agreement dated as of October 28, 1999, by and among the Registrant, certain subsidiaries of the Registrant, various banks,
                              JPMorgan Chase Bank (formerly known
                              as The Chase Manhattan Bank), as
                              Syndication Agent, Citicorp USA,
                              Inc. (as successor to Citibank,
                              N.A. in its capacity as
                              Administrative Agent), as
                              Administrative Agent, and Bank of
                              America, N.A. and Deutsche Bank
                              Securities Inc. (formerly known as
                              Deutsche Bank Alex Brown Inc.) as
                              Co-Documentation Agents.